PROXY                   TRI-CONTINENTAL CORPORATION                      COMMON
                    100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of TRI-CONTINENTAL CORPORATION to be held May 16, 1996 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution to attend the Annual Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR proposal 2 and AGAINST Proposals 3, 4 and 5.

THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS

[ ] To vote for all items AS RECOMMENDED BY THE
    BOARD OF DIRECTORS, mark this box, sign, date and return this proxy. (NO ADDITIONAL VOTE IS
    NECESSARY.)

- -------------------------------------------------------------------------------
            The Board of Directors recommends you vote FOR each of the
                           Nominees and FOR Proposal 2
- -------------------------------------------------------------------------------


1.  ELECTION OF DIRECTORS
    NOMINEES: John E. Merow, Betsy S. Michel, James C. Pitney, James N.
              Whitson and Brian T. Zino.
    [ ] FOR           [ ] AGAINST       [ ] WITHHOLDING AUTHORITY
        all nominees      all nominees      for individual nominees listed below

    ____________________________________________________________________________

2.  Ratification of the selection of Deloitte & Touche, LLP as Auditors
    [ ] FOR           [ ] AGAINST       [ ] ABSTAIN

- -------------------------------------------------------------------------------
      The Board of Directors recommends that you vote AGAINST Proposal 3
- -------------------------------------------------------------------------------

3.  Stockholder Proposal relating to cumulative voting.
                                 FOR [ ]           AGAINST [ ]       ABSTAIN [ ]

Your Vote is Important. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

- -------------------------------------------------------------------------------
   The Board of Directors recommends that you vote AGAINST proposals 4 and 5
- -------------------------------------------------------------------------------

4. Stockholder Proposal imposing additional qualification requirements on potential Directors
                                 FOR [ ]           AGAINST [ ]       ABSTAIN [ ]

5.  Stockholder Proposal relating to conversion from a closed-end fund to an open-end fund
                                 FOR [ ]           AGAINST [ ]       ABSTAIN [ ]

              DATED__________________________________________________, 1996

              _____________________________________________________________
              Signature

              _____________________________________________________________
              Signature (if jointly held)

              Please sign exactly as your name(s) appear(s) on this proxy(ies). Only one signature is required in case of a joint account.
              When signing in a representative capacity, please give title.

Your Vote Is Important. Please complete, sign and return this card as soon as possible. Mark each vote with an X in the box.

PROXY                   TRI-CONTINENTAL CORPORATION                   PREFERRED
                    100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of TRI-CONTINENTAL CORPORATION to be held May 16, 1996 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution to attend the Annual Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR proposal 2 and AGAINST Proposals 3, 4 and 5.

THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS

[ ] To vote for all items AS RECOMMENDED BY THE
    BOARD OF DIRECTORS, mark this box, sign, date and return this proxy. (NO ADDITIONAL VOTE IS
    NECESSARY.)

- -------------------------------------------------------------------------------
            The Board of Directors recommends you vote FOR each of the
                           Nominees and FOR Proposal 2
- -------------------------------------------------------------------------------

1.  ELECTION OF DIRECTORS
    NOMINEES: John E. Merow, Betsy S. Michel, James C. Pitney, James N.
              Whitson and Brian T. Zino.
    [ ] FOR           [ ] AGAINST       [ ] WITHHOLDING AUTHORITY
        all nominees      all nominees      for individual nominees listed below

    ____________________________________________________________________________

2.  Ratification of the selection of Deloitte & Touche LLP as Auditors
    [ ] FOR           [ ] AGAINST       [ ] ABSTAIN

- -------------------------------------------------------------------------------
      The Board of Directors recommends that you vote AGAINST Proposal 3
- -------------------------------------------------------------------------------

3.  Stockholder Proposal relating to cumulative voting.
                                 FOR [ ]           AGAINST [ ]       ABSTAIN [ ]

Your Vote is Important. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

- -------------------------------------------------------------------------------
   The Board of Directors recommends that you vote AGAINST proposals 4 and 5
- -------------------------------------------------------------------------------

4. Stockholder Proposal imposing additional qualification requirements on potential Directors
                                 FOR [ ]           AGAINST [ ]       ABSTAIN [ ]

5.  Stockholder Proposal relating to conversion from a closed-end fund to an open-end fund
                                 FOR [ ]           AGAINST [ ]       ABSTAIN [ ]

              DATED__________________________________________________, 1996

              _____________________________________________________________
              Signature

              _____________________________________________________________
              Signature (if jointly held)

              Please sign exactly as your name(s) appear(s) on this proxy(ies). Only one signature is required in case of a joint account.
              When signing in a representative capacity, please give title.

Your Vote Is Important. Please complete, sign and return this card as soon as possible. Mark each vote with an X in the box.